UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22454

FEG ABSOLUTE ACCESS FUND LLC
(Exact name of registrant as specified in charter)

201 EAST FIFTH STREET, SUITE 1600
CINCINNATI, OHIO 45202
(Address of principal executive offices) (Zip code)

RYAN WHEELER
201 EAST FIFTH STREET, SUITE 1600
CINCINNATI, OHIO 45202
(Name and address of agent for service)

Registrant's telephone number, including area code: 888-268-0333

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to  Secretary,  Securities  and Exchange  Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Financial Statements FEG Absolute Access Fund LLC Year Ended March 31, 2011

FEG Absolute Access Fund LLC

Financial Statements

Year Ended March 31, 2011

Report of Independent Registered Public Accounting Firm

The Board of Directors and Members
of FEG Absolute Access Fund LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital of FEG Absolute Access Fund LLC (the Fund), including the schedule of investments, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian or management of the underlying investment funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FEG Absolute Access Fund LLC at March 31, 2011, the results of its operations and its cash flows for the year then ended, and the changes in its members’ capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

May 27, 2011

FEG Absolute Access Fund LLC

Statement of Assets, Liabilities and Members’ Capital

March 31, 2011

Assets
Short-term investments (cost $2,166,678)	$2,166,678
Investments in Portfolio Funds, at fair value
(cost $142,499,383)	158,309,485
Portfolio Funds purchased in advance	10,000,000
Receivable for Portfolio Funds sold	3,600,000
Other assets	86
Total assets	$174,076,249

Liabilities and members’ capital
Subscriptions received in advance	$1,980,000
Withdrawal payable	1,635,948
Management fee payable	139,020
Professional fees payable	163,102
Director fees payable	8,334
Accrued expenses	85,681
Total liabilities	4,012,085
Members’ capital	170,064,161
Total liabilities and members’ capital	$174,076,246

Components of members’ capital
Capital contributions (net)	$157,023,100
Accumulated net investment loss	(1,991,313)
Accumulated net realized loss on investments	(777,728)
Accumulated net unrealized appreciation on investments	15,810,102
Members’ capital	$170,064,161

See accompanying notes.

FEG Absolute Access Fund LLC

 Schedule of Investments
March 31, 2011

			Percentage
		Fair	of Members’	Net	Withdrawals
Investment Name	Cost	Value	Capital	Gain	Permitted

Investments in Portfolio Funds:
United States:
Multi-Strategy:
AG Super Fund, L.P.(a)	$ 8,000,000	$ 9,568,028	5.6%	$ 1,190,229	Annually
Black River Global Trading Fund, LLC	10,300,000	9,961,422	5.9	334,771	Semiannually
Canyon Value Realization Fund, L.P.(a)	9,300,000	11,024,062	6.5	1,114,135	Quarterly
Claren Road Credit Partners, L.P.	11,000,000	11,414,911	6.7	414,911	Quarterly(b)
CVI Global Value Fund A, L.P.(a)	7,500,000	10,667,979	6.3	1,876,780	Annually(c)
Davidson Kempner Partners	10,000,000	11,335,937	6.7	684,354	Annually
Diamondback Partners, L.P.	5,736,128	6,325,570	3.7	775,482	Quarterly(d)
Elliot Associates, L.P.	7,509,000	8,035,000	4.7	234,467	Semiannually(b)
Eton Park Fund, L.P.(a)	13,000,000	13,922,988	8.2	642,565	Quarterly
Farallon Capital Partners, L.P.(a)	11,750,000	12,580,257	7.4	775,298	Annually
Graham Global Investment Fund Ltd.	12,500,000	12,700,829	7.5	200,829	Monthly
GSO Special Situations Fund, L.P.(a)	4,300,000	5,456,031	3.2	643,506	Quarterly
HBK Fund II, L.P.(a)	9,112,491	10,303,721	6.1	633,801	Quarterly
Highfields Capital II, L.P.(a)	9,500,000	10,863,264	6.4	1,317,807	Annually
Satellite SPV Trust - Class II	29,781	14,625	0.0	(46,911)	Annually
Stark Investments, L.P.(a)	3,425,905	3,542,397	2.1	452,334	Quarterly
Stark Investments, L.P. - Class A	299,225	397,607	0.2	73,602	Quarterly
Stark Investments, L.P. - Class B(a)	236,853	488,755	0.3	(26,331)	Quarterly
Taconic Opportunity Fund, L.P.(a)	9,000,000	9,706,102	5.7	439,898	Quarterly
Total investments in Portfolio Funds	$ 142,499,383	$ 158,309,485	93.1%

FEG Absolute Access Fund LLC

 Schedule of Investments (continued)

March 31, 2011

			Percentage
		Fair	of Members’
Investment Name	Cost	Value	Capital

Short-Term Investments:
Money Market Fund:
Federated Government Obligations Fund #5	$2,166,678	$2,166,678	1.3%
Total investments in Portfolio Funds
and Short-Term Investments	$144,666,061	$160,476,163	94.4%

Other assets in excess of liabilities		9,587,998	5.6%

Members’ capital		$170,064,161	100.0%

(a)	All or a portion of these investments are held in side-pockets. See Note 2.

(b)	Withdrawals from this portfolio fund are permitted after a one-year lockup period from the date of the initial investment.

(c)	Withdrawals from this portfolio fund are permitted after a two-year lockup period from the date of the initial investment.

(d)
Series 1 shares, or approximately 50% of the investment value, is available after a one-year lockup period. Series six shares, or approximately 50% of the investment value, is available after a two-year lockup period.

Type of Investment as a Percentage Total Members' Capital:

See accompanying notes.

FEG Absolute Access Fund LLC

Statement of Operations

Year Ended March 31, 2011

Investment income
Dividend income	$1,326

Expenses
Management fees	371,149
Professional fees	191,667
Director fees	18,333
Insurance	50,083
Administrative and other	160,547
Total expenses	791,780
Net investment loss		$(790,454)

Net realized and unrealized gain on investments
Net realized gain on investments in Portfolio Funds	130,932
Net change in unrealized appreciation
on investments in Portfolio Funds	11,968,865
Net realized and unrealized gain on investments
in Portfolio Funds		12,099,797
Net increase in members' capital resulting
from operations		$11,309,343

See accompanying notes.

FEG Absolute Access Fund LLC

Statement of Changes in Members’ Capital

For the Years Ended March 31, 2011 and March 31, 2010

Members’
Capital

Members’ capital at March 31, 2009	$38,847,427
Capital contributions	32,537,044
Capital withdrawals	(8,789,021)
Net investment loss	(723,090)
Net realized loss on investments in Portfolio Funds	(908,660)
Net change in unrealized appreciation on investments
in Portfolio Funds	15,706,377
Members’ capital at March 31, 2010	76,670,077
Capital contributions	84,495,499
Capital withdrawals	(2,410,758)
Net investment loss	(790,454)
Net realized gain on investments in Portfolio Funds	130,932
Net change in unrealized appreciation on investments
in Portfolio Funds	11,968,865
Members’ capital at March 31, 2011	$170,064,161

See accompanying notes.

FEG Absolute Access Fund LLC

Statement of Cash Flows

For the Year Ended March 31, 2011

Operating activities
Net increase in members’ capital resulting from operations	$11,309,343
Adjustments to reconcile net increase in members' capital
resulting from operations to net cash (used in) provided by
operating activities:
Purchases of investments in Portfolio Funds	(71,765,884)
Proceeds from sales of investments in Portfolio Funds	6,246,851
Net realized gain on investments in Portfolio Funds	(130,932)
Net change in unrealized (appreciation) depreciation
on investments in Portfolio Funds	(11,968,865)
Changes in operating assets and liabilities:
Short-term investments	(980,758)
Portfolio Funds purchased in advance	(10,000,000)
Receivable for Portfolio Funds sold	(3,600,000)
Other assets	7
Subscriptions received in advance	1,980,000
Management fee payable	(142,645)
Professional fees payable	171,436
Accrued expenses	(89,242)
Net cash used in operating activities	(78,970,689)

Financing activities
Proceeds from capital contributions	79,445,499
Payments for capital withdrawals	(830,913)
Net cash provided by financing activities	78,614,586

Net decrease in cash	(356,103)
Cash at beginning of year	356,103
Cash at end of year	$–

See accompanying notes.

FEG Absolute Access Fund LLC

Notes to Financial Statements

March 31, 2011

1. Organization

FEG Absolute Access Fund LLC (the Fund) was formed on January 18, 2008, and is a Delaware limited liability company that commenced operations on April 1, 2008. The Fund registered with the U.S. Securities and Exchange Commission (the SEC) on August 16, 2010, under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund’s Board of Directors (the Board) has overall responsibility for the management and supervision of the Fund’s operations. To the extent permitted by applicable law, the Board may delegate any of its respective rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Investment Manager (as such term is defined below). Under the supervision of the Board and pursuant to an investment management agreement, FEG Investors, LLC serves as the investment manager (the Investment Manager) to the Fund. The Investment Manager is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the Advisers Act).

Pursuant to a sub-advisory agreement with the Investment Manager and the Fund, InterOcean Capital, LLC, an investment adviser registered under the Advisers Act, serves as the Fund’s sub-adviser (in such capacity, the Sub-Adviser). The Sub-Adviser participates by appointing a member of the Investment Manager’s investment policy committee, thereby assisting in providing for oversight of the Fund’s investments, making Portfolio Fund Manager (as such term is defined below) selection and termination recommendations and approving significant and strategic asset allocation changes.

The Fund’s investment objective is to achieve capital appreciation in both rising and falling markets, although there can be no assurance that the Fund will achieve this objective. The Fund was formed to capitalize on the experience of the Investment Manager’s principals by creating a fund-of-funds product, which offers professional portfolio fund manager due diligence, selection and monitoring, consolidated reporting, risk monitoring, and access to portfolio fund managers for a smaller minimum investment than would be required for direct investment. The Investment Manager will manage the Fund by allocating its capital among a number of independent general partners or investment managers (the Portfolio Fund Managers) acting through pooled investment vehicles and/or managed accounts (collectively, the Portfolio Funds).

Limited liability company interests (Interests) of the Fund are offered only to investors (Members) that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

1. Organization (continued)

JD Clark and Company, a division of UMB Fund Services, Inc. and a subsidiary of UMB Financial Corporation, serves as the Fund’s administrator (the Administrator). The Fund has entered into an agreement with the Administrator to perform general administrative tasks for the Fund, including but not limited to maintenance of books and records of the Fund and the capital accounts of the Members of the Fund.

2. Significant Accounting Policies

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of these financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Short-Term Investments

Short-term investments represent an investment in a money market fund, which is held in custody at the Administrator. Short-term investments are recorded at fair value. Dividend income is recorded on an accrual basis.

Investments in Portfolio Funds

The Fund values its investments in Portfolio Funds at fair value, which generally represents the Fund’s pro rata interest in the Members’ capital of these entities, net of management fees and incentive allocations payable to the Portfolio Funds’ Portfolio Fund Managers. The underlying investments held by the Portfolio Funds are generally valued at fair value in accordance with the policies established by the Portfolio Funds, as described in their respective financial statements and agreements. Due to the inherent uncertainty of less liquid investments, the value of certain investments held by the Portfolio Funds may differ significantly from the values that would have been used if a ready market existed, and the differences could be material. The underlying Portfolio Funds may hold investments for which market quotations are not readily available and are thus valued at their fair value, as determined in good faith by their respective Portfolio Fund Managers. Net realized and unrealized gains and losses from investments in Portfolio Funds are reflected in the statement of operations. Realized gains and losses from Portfolio Funds are recorded on the average cost basis.

For the period April 1, 2010 through March 31, 2011, the aggregate cost of purchases and proceeds from sales/withdrawals of investments were $71,765,884 and $6,246,851, respectively.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Certain of the Portfolio Funds may hold a portion of their assets as side-pocket investments (the Side-pockets), which have restricted liquidity, potentially extending over a much longer period of time than the typical liquidity an investment in an investment fund may provide. Should the Fund seek to liquidate its investments in the Side-pockets, the Fund might not be able to fully liquidate its investment without delay, and such delay could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Side-pockets, the value of its investment could fluctuate based on adjustments to the fair value of the Side-pockets. At March 31, 2011, eleven of the Portfolio Funds had all or a portion of their assets held as Side-pockets. The fair value of these Side-pockets at March 31, 2011, was $5,702,360 and represented 3.35% of total Members’ capital.

Fair Value of Financial Instruments

In accordance with Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards (SFAS) No. 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions that market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical investments.

•	Level 2 – Other significant observable inputs (including quoted prices for similar investments).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Portfolio Funds and not the underlying holdings of such Portfolio Funds. Thus, the inputs used by the Fund to value its investments in each of the Portfolio Funds may differ from the inputs used to value the underlying holdings of such Portfolio Funds.

Investments in Portfolio Funds are classified within Level 2 of the fair value hierarchy if the Fund has the ability to redeem the investments at the measurement dates or if the investments are redeemable in the near term in accordance with the normal operating protocols in the Portfolio Funds’ agreements. Investments in Portfolio Funds are classified within Level 3 of the fair value hierarchy if the Fund does not know when it will have the ability to redeem its investments or the investments are not redeemable in the near term under the normal operating protocols of the Portfolio Funds’ agreements.

The Fund adopted the Financial Accounting Standards Boards’ (FASB) Accounting Standards Update (ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB’s “Fair Value Statement” and provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, ASU 2010-06 requires reporting entities to i) disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions, ii) disclose transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) show purchases, sales issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.

The following table represents the investments carried at fair value on the Statement of Assets, Liabilities and Members’ Capital by level within the valuation hierarchy as of March 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments
Portfolio Funds	$–	$125,724,417	$32,585,068	$158,309,485
Short-Term Investments	2,166,678	–	–	2,166,678
Total	$2,166,678	$125,724,417	$32,585,068	$160,476,163

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

The Schedule of Investments categorizes the aggregate fair value of the Fund’s investments in the Portfolio Funds by domicile, investment strategy, and liquidity.

The following table includes a rollforward of the amounts for the year ended March 31, 2011, for investments classified within Level 3. Investments are transferred from Level 3 into Level 2 at the end of each period when the investment can be liquidated within one year.

Investments in Portfolio Funds

Balance as of April 1, 2010	$21,977,384
Net realized gain (loss)	(172,690)
Net change in unrealized appreciation	2,441,618
Purchases	12,031,166
Sales	(346,267)
Net transfers in to Level 3	2,945,390
Net transfers out of Level 3	(6,291,533)
Balance as of March 31, 2011	$32,585,068

Investment Income

Investment transactions are recorded on a trade-date basis. Dividend income is accrued as earned.

Taxation

The Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax. For income tax purposes, the individual Members will be taxed upon their distributive shares of each item of the Fund’s profit and loss. The only taxes payable by the Fund are withholding taxes applicable to certain investment income.

Management has analyzed the Fund’s tax positions for all open tax years, which include 2008 to 2010, and has concluded that as of March 31, 2011, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Fund recognizes interest and penalties, they are included in net change in unrealized appreciation (depreciation) on investments in Portfolio Funds in the statement of operations.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

3. Investments in Portfolio Funds

The Investment Manager utilizes due diligence processes with respect to the Portfolio Funds and their Portfolio Fund Managers, which are intended to assist management in determining that financial information provided by the underlying Portfolio Fund Managers is reasonably reliable.

The Fund has the ability to liquidate its investments in Portfolio Funds periodically in accordance with the provisions of the respective Portfolio Fund’s agreement; however, these withdrawal requests may be subject to certain lockup periods such as gates, suspensions, and the Side-pockets, or other delays, fees, or restrictions in accordance with the provisions of the respective Portfolio Fund’s agreement.

The Portfolio Funds in which the Fund has investments utilize a variety of financial instruments in their trading strategies, including equity and debt securities of both U.S. and foreign issuers, options and futures, forwards, and swap contracts. These financial instruments contain various degrees of off-balance-sheet risk, including both market and credit risk. Market risk is the risk of potentially adverse changes to the value of the financial instruments and their derivatives because of the changes in market conditions, such as interest and currency rate movements and volatility in commodity or security prices. Credit risk is the risk of the potential inability of counterparties to perform the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective statements of financial condition. In addition, several of the Portfolio Funds sell securities sold, not yet purchased, whereby a liability is created for the repurchase of the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sales of securities sold, not yet purchased may exceed the amount recognized on their respective statements of financial condition. However, due to the nature of the Fund’s interest in these investment entities, the Fund’s risk with respect to such transactions is limited to its investment in each Portfolio Fund.

The Fund is also subject to liquidity risks, including the risk that the Fund may encounter difficulty in generating cash to meet obligations associated with tender requests. Liquidity risk may result from an inability of the Fund to sell an interest in a Portfolio Fund on a timely basis at an amount that approximates its fair value. The Portfolio Funds require advance notice for withdrawal requests, generally only permit withdrawals at specified times, and have the right in certain circumstances to limit or delay withdrawals.

The Portfolio Funds provide for compensation to the respective Portfolio Fund Managers in the form of management fees generally ranging from 1.0% to 3.0% annually of Members’ capital, and incentive allocations typically range between 10% and 30% of profits, subject to loss carryforward provisions, as defined in the respective Portfolio Funds’ agreements.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

4. Management Fee and Related Party Transactions

The Investment Manager receives from the Fund a monthly management fee (the Management Fee) equal to 1/12 of 0.85% of the Fund’s month-end Members’ capital balance, prior to reduction for the Management Fee then being calculated (a 0.85% annual rate). The Management Fee is paid quarterly in arrears and is prorated with respect to investments in the Fund made other than at the beginning of a month. The Management Fee totaled $371,149 for the year ended March 31, 2011, of which $139,020 was payable at March 31, 2011.

The Investment Manager will pay the Sub-Adviser a monthly fee equal to 10% of any Management Fee received by the Investment Manager from the Fund pursuant to the Investment Management Agreement as of the end of each calendar month.

Each member of the Board (Director) who is not an “interested person” of the Fund (the Independent Directors), as defined by the 1940 Act, receives a fee of $10,000 per year. In addition, all Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. The Director fees totaled $18,333 for the year ended March 31, 2011, of which $8,334 was payable at March 31, 2011.

At March 31, 2011, FEG Absolute Access Fund Ltd., an affiliated investment fund advised by the Investment Manager, had ownership interests in the Fund of 58.95%, with a value of $100,247,206.

5. Members’ Capital

In accordance with the Fund’s Limited Liability Company Operating Agreement (Operating Agreement), net profits or net losses are allocated to the Members in proportion to their respective capital accounts.

Members may be admitted when permitted by the Board. Generally, Members will only be admitted as of the beginning of a calendar month but may be admitted at any other time in the discretion of the Board. The minimum initial investment is $250,000, and additional contributions from existing Members may be made in a minimum amount of $100,000, although the Board may waive such minimums in certain cases.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

5. Members’ Capital (continued)

No Member will have the right to require the Fund to redeem its Interest. Rather, the Board may, from time to time and in its complete and absolute discretion, cause the Fund to offer to repurchase Interests from Members pursuant to written requests by Members on such terms and conditions as it may determine. In determining whether the Fund should offer to repurchase Interests from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Investment Manager. The Investment Manager expects that it will recommend such repurchase offers twice a year, effective as of June 30th and December 31st each year. The repurchase amount will be determined by the Board in its complete and absolute discretion, but is expected to be no more than approximately 25% of the Fund’s outstanding Interests. The Board also will consider the following factors, among others, in making such determination: (i) whether any Members have requested that the Fund repurchase Interests; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Interests; (vi) the conditions in the securities markets and economic conditions generally; and (vii) the anticipated tax consequences of any proposed repurchases of Interests.

The Fund’s Operating Agreement provides that the Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member’s Interest for repurchase by the Fund has not been given the opportunity to so tender within a period of two (2) years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period).

When the Board determines that the Fund will offer to repurchase Interests (or portions of Interests), written notice will be provided to Members that describes the commencement date of the repurchase offer, and specifies the date on which repurchase requests must be received by the Fund (the Repurchase Request Deadline).

For Members tendering all of their Interests in the Fund, Interests will be valued for purposes of determining their repurchase price as of a date approximately 95 days after the Repurchase Request Deadline (the Full Repurchase Valuation Date). The amount that a Member who is tendering all of its Interest in the Fund may expect to receive on the repurchase of such Member’s Interest will be the value of the Member’s capital account determined on the Full Repurchase Valuation Date, and the Fund will generally not make any adjustments for final valuations based on adjustments received from the Portfolio Funds, and the withdrawing Member (if such valuations are adjusted upwards) or the remaining Members (if such valuations are adjusted downwards) will bear the risk of change of any such valuations.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

5. Members’ Capital (continued)

Members who tender a portion of their Interest in the Fund (defined as a specific dollar value in their repurchase request), and which portion is accepted for repurchase by the Fund, will receive such specified dollar amount. For Members tendering all of their Interest in the Fund, the value of such Interest being repurchased will be determined on the Full Repurchase Valuation Date. Within five days of the Repurchase Request Deadline, each Member whose Interest has been accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the Fund entitling the Member to be paid an amount equal to 100% of the unaudited net asset value such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account). The note will entitle the Member to be paid within 30 days after the Full Repurchase Valuation Date, or ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from the Portfolio Funds, whichever is later (either such date, a Payment Date). Notwithstanding the foregoing, if a Member has requested the repurchase of 90% or more of the Interest held by such Member, such Member shall receive (i) a non-interest bearing, non-transferable promissory note, which need not bear interest, in an amount equal to 90% of the estimated unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account) (the Initial Payment), which will be paid on or prior to the Payment Date; and (ii) a promissory note entitling the holder thereof to the balance of the proceeds, to be paid within 30 days following the completion of the Fund’s next annual audit, which is expected to be completed within 60 days after the end of the Fund’s fiscal year.

In the event that a Member requests a repurchase of a capital account amount that had been contributed to the Fund within 18 months of the date of the most recent repurchase offer, the Board may require payment of a repurchase fee payable to the Fund in an amount equal to 5% of the repurchase price, which fee is intended to compensate the Fund for expenses related to such repurchase. Contributions shall be treated on a “first-in, first-out basis.”  Otherwise, the Fund does not intend to impose any charges on the repurchase of Interests.

If Members request that the Fund repurchase a greater number of Interests than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Fund shall repurchase the Interests pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the portion of the Interest requested by each Member to be repurchased as of the Repurchase Request Deadline.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

5. Members’ Capital (continued)

A Member who tenders some but not all of the Member’s Interest for repurchase will be required to maintain a minimum capital account balance of $250,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

6. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is not known. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Financial Highlights

The following represents the ratios to average Members’ capital and total return information for the years ended March 31, 2011, 2010 and 2009:

	Year Ended March 31,
	2011	2010	2009
Ratios to average members’ capital:
Expenses	0.70%	1.29%	1.24%
Net investment loss	(0.70)%	(1.29)%	(1.20)%

Total Return	8.43%	31.43%	(24.71)%
Portfolio turnover	5.67%	4.51%	0.00%

Members’ capital end of period (000’s)	$170,064	$76,670	$38,847

The financial highlights are calculated for all the Members taken as a whole. An individual Member’s return may vary from these returns based on the timing of capital transactions. The ratios do not include investment income or expenses of the Portfolio Funds in which the Fund invests.

FEG Absolute Access Fund LLC

Notes to Financial Statements (continued)

8. Subsequent Events

Management evaluated subsequent events through the date the financial statements were issued, and determined there were no subsequent events that required disclosure in or adjustment to the Fund’s financial statements.

From April 1, 2011 to May 27, 2011, the Fund recorded subscriptions of $6,130,000, of which $1,980,000 was received in advance of April 1, 2011.

FEG Absolute Access Fund LLC

Other Information (unaudited)

Information on Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-269-0333.  It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-269-0333, and on the SEC's website at http://www.sec.gov.

Availability of Quarterly Report Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEG Absolute Access Fund LLC

Fund Management
(unaudited)

The identity of the Board Members and brief biographical information as of March 31, 2011 is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Board Members and is available, without charge, by calling 1-888-269-0333.

INDEPENDENT DIRECTORS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER
David Clark Hyland August 13, 1963 6596 Madeira Hills Drive, Cincinnati, OH 45243	Director; Chairman of Audit Committee	Since Inception	Associate Professor of Finance, Xavier University since 2008; Assistant Professor of Finance, 2004-2008.	2
Gregory James Hahn January 23, 1961 2565 Durbin Drive, Carmel, IN 46032	Director; Audit Committee Member	Since Inception	President and Chief Financial Officer, Winthrop Capital Management, LLC since 2007. Chief Investment Officer for fixed income, Oppenheimer Investment Management From 2005-2007. Chief Investment Officer for fixed income, Conseco Capital Management from 2000-2005.	2

INTERESTED DIRECTORS AND OFFICERS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER
Christopher M. Meyer April 6, 1967 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Chairman of the Board of Directors; President	Since Inception	Managing Principal at Fund Evaluation Group. With Fund Evaluation Group since 1993.	2
Mary A. Bascom April 24, 1958 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Cincinnati, OH 45202	Treasurer	Since Inception	Chief Financial Officer, Fund Evaluation Group Since 1999.	2
Ryan Wheeler February 6, 1979 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Secretary	Since Inception	Research Analyst, Fund Evaluation Group since 2008. Senior Implementation Specialist, Spectrum Global Fund Administration, LLC from 2007-2008. Investment Manager and Staff Accountant, Corporex Companies, LLC from 2006-2007.	2

ITEM 2. CODE OF ETHICS.

     (a)  The  registrant,  as of the end of the period  covered by this report, has  adopted  a code  of  ethics  that  applies  to  the  registrant's principal executive officer,  principal  financial officer,  principal accounting  officer  or  controller,  or  persons  performing  similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c)  There  have been no  amendments,  during  the  period  covered by this report,  to a  provision  of the code of ethics  that  applies  to the registrant's principal executive officer, principal financial officer, principal  accounting  officer or  controller,  or persons  performing similar  functions,   regardless  of  whether  these  individuals  are employed by the  registrant or a third party,  and that relates to any element of the code of ethics description.

     (d) The  registrant  has not granted  any  waivers, during the period covered by this report, including  an implicit waiver,  from a  provision  of the code of ethics  that  applies to the registrant's principal executive officer,  principal financial officer, principal  accounting  officer or  controller,  or  persons  performing similar functions, regardless of whether these individuals are employed by the registrant or a third party,  that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David C. Hyland and Gregory J. Hahn are each qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

     (a)  The  aggregate  fees billed for the last two fiscal years for professional  services  rendered by the principal  accountant  for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and  regulatory  filings or  engagements  for each of the last two fiscal years are $52,000 for 2010 and $53,200 for 2011.

Audit-Related Fees

     (b)  The aggregate fees billed in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $13,000 for 2011.

Tax Fees

     (c)  The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $34,250 for 2010 and $34,250 for 2011.

All Other Fees

     (d)  The  aggregate  fees  billed in the last two fiscal  years for products and services provided by the principal accountant, other than the services  reported in paragraphs  (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

  (e)(1)  Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The  Registrant's Audit  Committee  must  pre-approve  the  audit and non-audit services of the Auditors prior to the Auditor's engagement.

  (e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
                        (b) 100%

                        (c) 100%

                        (d) 0%

     (f)  The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than fifty percent.

     (g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for the last two fiscal  years of the registrant was 46,250 for 2010 and $136,450 for 2011.

     (h)  The  registrant's  audit  committee  of the  board  of  directors has considered  whether the  provision  of  non-audit  services  that were rendered to the  registrant's  investment  adviser (not  including any sub-adviser  whose  role  is  primarily  portfolio  management  and is subcontracted with or overseen by another investment adviser), and any entity  controlling,  controlled  by, or under common control with the investment  adviser that provides  ongoing  services to the registrant that were not  pre-approved  pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible  with  maintaining  the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICIES AND PROCEDURES

The Advisory Agreement between the FEG Absolute Access Fund and FEG Investors LLC (“the Firm”), empowers the Firm to vote proxies on behalf of the Fund.  The Firm will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies or the client does not retain voting authority.

The Firm may utilize a third party service provider for proxy voting matters.  Designated supervisor(s) (“voting officer(s)”) have been delegated the authority for monitoring proxy actions, making voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner.  The applicable voting officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Firm will vote strictly in accordance with the best interests of the beneficiaries and in light of the purposes for which each individual account was created.  The Firm will generally support the management nominees of the issuer, because the company knows the individuals best to lead it.  In addition, proxies will generally be voted along management's guidelines as indicated on the proxy.  The review of long-term and short-term advantages will be weighed when making these decisions.

Support will be given for proposals that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility.

In some situations, the Firm expects that proxies could request the Firm to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question.  However, the Firm still anticipates voting proxies in favor of management despite any reduction in rights, powers and authority, and/or increase the duties and obligations if (a) the Firm reasonably believes that continuing to hold such security has a reasonable probability of conferring client benefits outweighs the adverse affect on the client of such proxy request; and (b) the approval of such proxy would not result in the Firm violating applicable investment objectives, policies or restrictions.

Unless a proxy is passed on to an authorized voter, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason.  Each item to be voted on should be voted separately and individually, not voted in blank.  The proxy must be dated and signed in the Firm’s name and the capacity in which it serves should be on the proxy, plus the voting officer's name and title.  The applicable voting officer is responsible for ensuring that the following proxy records are maintained for five (5) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;
2.	Records of each vote cast by the Firm on behalf of a client;
3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;
4.	Records of all communications received and internal documents created that were material to the voting decision; and
5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.
6.	Documentation noting the rationale behind each proxy vote decision made.

If the Firm utilizes a third–party, service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast.  The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

The applicable voting officer shall be responsible for determining whether a proxy raises a conflict of interest with respect to the Firm.  The voting officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled.

The Firm is aware of the following potential conflicts that could exist:

•	The Firm receives increased compensation as a result of the proxy vote due to increased or additional fees or other charges to be paid by the client.

•
The Firm retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer subject to a proxy.  This type of relationship may influence the Firm to vote with management on proxies to gain favor with management.

•
The Firm retains a client or investor, or is in the process of retaining a client or investor that is an officer or director of an issuer that is held in a client’s portfolio.  The similar conflicts of interest exist in this relationship as discussed above.

•
The Firm’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of a Firm employee may be a high-level executive of an issuer that is held in a client’s portfolio.  The spouse could attempt to influence the Firm to vote in favor of management.

•
The Firm or an employee personally owns a significant number of an issuer’s securities that are also held in a client’s portfolio. For any number of reasons, an employee may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee could oppose voting the proxies according to the policy and successfully influence the Firm to vote proxies in contradiction to the policy.

The Firm realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Firm’s Chief Compliance Officer and applicable voting officer of any material conflict that may impair the Firm’s ability to vote proxies in an objective manner.

The applicable voting officer will perform one of the following duties as a result:

1.	Vote the proxy in accordance with the Firm’s proxy policies;
2.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;
3.	Employ an outside service provider to advise in the voting of the proxy;
4.	Employ an outside service provider to vote the proxy on behalf of the Firm and its clients; or
5.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The applicable voting officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

To obtain information on how FEG Investors voted proxies, please contact:

FEG Investors, LLC
201 East Fifth Street, Suite 1600
Cincinnati, Ohio 45202

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)   Identification  of Portfolio  Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

                  The following table provides biographical information about the members of the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of June xx, 2011:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Gregory M. Dowling	Director of Hedged Strategies	Since Inception	Managing Principal/Director of Hedged Strategies for Fund Evaluation Group since 2004
J. Alan Lenahan	Director of Hedged Strategies	Since Inception	Managing Principal/Director of Hedged Strategies for Fund Evaluation Group since 2002

 (a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

                 The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers of the Investment Manager are primarily responsible for the day-to-day portfolio management as of March 31, 2011:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance

Gregory M. Dowling	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	52,242,303	0	$0
	Other Accounts	0	$0	0	$0

J. Alan Lenahan	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	52,242,303	0	$0
	Other Accounts	0	$0	0	$0

          Potential Conflicts of Interests

     Portfolio Managers are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including registered and unregistered hedge funds and funds of hedge funds.    They may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the Fund and also may be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager and Sub-Adviser have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager and Sub-Adviser have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the Portfolio Managers includes a combination of the following: (i) fixed annual salary; and (ii) a discretionary bonus tied to the overall profitability of the Investment Manager and their affiliates, as applicable.

(a)(4)    Disclosure of Securities Ownership

               The following table sets forth the dollar range of equity securities beneficially owned by Portfolio Manager in the Fund as of March 31, 2011:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Gregory M. Dowling	$10,001-$50,000
J. Alan Lenahan	$50,001-$100,000

(b)       Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee accepts and reviews member recommendations for directors as long as the recommendation submitted by a member includes at a minimum: the name, address and telephone number of the recommending member and information concerning the member’s interest in the registrant in sufficient detail to establish that the member held an interest on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating committee in evaluating the recommended nominee’s qualifications to serve as a director.  A member recommendation for director may be submitted to the registrant by sending the nomination to the nominating committee.

ITEM 11. CONTROLS AND PROCEDURES.

      (a)  The registrant's principal executive and principal financial officers, or persons performing similar functions,   have concluded that the registrant's disclosure controls and procedures (as defined in Rule  30a-3(c)  under  the  Investment Company Act of 1940 as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules13a-15(b) or 15d-15(b) under the Securities  Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal  quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)      Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)      Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and Section 302 of the Sarbanes-
Oxley Act of 2002 are attached hereto.

(a)(3)      Not applicable.

(b)          Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)      FEG ABSOLUTE ACCESS FUND LLC

By (Signature and Title)* /s/ Christopher M. Meyer
                           Christopher M. Meyer, President
                           (principal executive officer)

Date      JUNE 6, 2011

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Christopher M. Meyer
                           Christopher M. Meyer, President
                           (principal executive officer)

Date      JUNE 6, 2011

By (Signature and Title)* /s/ Mary T. Bascom
                           Mary T. Bascom, Treasurer
                           (principal financial officer)

Date      JUNE 6, 2011

* Print the name and title of each signing officer under his or her signature.